John Hancock Funds II

Supplement dated July 1, 2014 to the current Prospectus

Small Cap Growth Fund (the “Fund”)

Effective July 1, 2014, the following replaces the management fee schedule for the advisor’s services to the fund, as stated in Appendix A to the Prospectus. The fee is stated as an annual percentage of the current value of the net assets of the fund, determined in accordance with the following schedule:

Small cap Growth	1.10%	— first $100 million;
	1.05%	— next $400 million;
	1.00%	— Excess over $500 million; (Aggregate Net Assets include the net assets of the Small Cap Growth Trust, a series of JHVIT)

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.